SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  March  18,  2003


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)


     Texas                           0-7900                      74-2962475
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(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
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              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this Amendment No. 1 to its previously filed
Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LIFE  PARTNERS  HOLDINGS,  INC.

Date:  March  21,  2003                By:/s/Brian D. Pardo
                                          --------------------------------------
                                          Brian D. Pardo
                                            President